Exhibit 10.4

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) dated as of October 29, 2025 is executed by TurnOnGreen, Inc., a Nevada corporation (the “Pledgor”), in favor of SJC Lending LLC (the “Secured Party”).

Pledgor owns 100% of the capital stock of each of (i) Digital Power Corporation, a Delaware corporation (“Digital Power”), and TOG Technologies, Inc., a Nevada corporation (“TOGT” and together with Digital Power, collectively the “Subsidiaries”), as more particularly described on Schedule I attached hereto;

Pledgor issued and will issue after the date hereof secured convertible promissory notes as amended, modified or otherwise supplemented from time to time, (each a “Note” and collectively, the “Notes”) to the Secured Party pursuant to that certain Securities Purchase Agreement, by and between Pledgor and Secured Party, dated as of the date hereof (as amended and restated from time to time) (the “Purchase Agreement”);

The Pledgor and the Subsidiaries granted the Secured Party a security interest in certain collateral as set forth in (i) that certain Security Agreement, by and amongst the Pledgor, the Subsidiaries and Secured Party, entered into on the date hereof (the “Security Agreement”), and (ii) that certain Intellectual Property Security Agreement, by and amongst the Pledgor, the Subsidiaries and Secured Party, entered into on the date hereof (the “IP Security Agreement”), including the capital stock or equity interests of each of the Subsidiaries; and

The Pledgor, as the sole holder of the capital stock or equity interests of each of the Subsidiaries, hereby acknowledges that it will directly and indirectly benefit from the issuance of the Notes to the Secured Party.

NOW, THEREFORE, in consideration of the agreements made by the Secured Party, Pledgor and the Subsidiaries for the benefit of Pledgor in the Purchase Agreement and the other Transaction Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions. When used herein, capitalized terms which are not otherwise defined have the meanings assigned thereto in the Security Agreement.

2.       Pledge. As security for the payment and performance of all of the Obligations, Pledgor hereby pledges and grants to Secured Party, for the benefit of the Secured Party, a continuing security interest in and to, all of the following, whether now existing or hereafter owned, existing or arising (the “Subject Collateral”):

(a)       All of the record and beneficial interest of Pledgor in each of the Subsidiaries, including, without limitation, the capital stock or equity interests described on Schedule I hereto and any investment property and general intangibles evidenced by or relating to such capital stock or equity interests (collectively, the “Subject Securities”), and all other property hereafter delivered to Secured Party in substitution for or in addition to any of the foregoing;

(b)       all documents, certificates and/or instruments representing any of the foregoing and all cash, securities, profits, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, except for any distributions with respect to the Subject Securities that are not prohibited under the Transaction Documents; and

(c)       all products and proceeds of all of the foregoing.

Pledgor agrees to deliver to Secured Party, for the benefit of the Secured Party, any Subject Collateral which may at any time or from time to time come into the possession or control of Pledgor; and prior to the delivery thereof to Secured Party, such Subject Collateral shall be held by Pledgor separate and apart from its other property and in express trust for Secured Party. For the avoidance of doubt, the Pledgor shall endorse and deliver any original certificates representing the Subject Collateral to Secured Party promptly following the execution of this Agreement in accordance with the Security Agreement; provided, however, that such delivery shall occur only upon the occurrence and during the continuance of an Event of Default, or, prior to such time, may be held in escrow by Company counsel for the benefit of the Secured Party.

Pledgor further agrees to obtain the written acknowledgment of any custodian of the Subject Collateral, and that (i) all rights of Pledgor in the Subject Collateral are subject to such security interest granted hereunder, (ii) such custodian is authorized and instructed, upon written notice and receipt from Secured Party that an Event of Default exists, and only for so long as such Event of Default exists, to comply with any instruction of Secured Party with respect to disposition or transfer of the Subject Collateral, including any instruction to cease accepting instructions from Pledgor, and (iii) in the event of a conflict between written instructions given by Secured Party and instructions given by any Pledgor, Secured Party’s instructions shall control.

It is Pledgor’s intent that upon the occurrence and during the continuance of an Event of Default, and by virtue of this Agreement and such acknowledgments, the Secured Party shall be deemed to have “control” within the meaning of Section 9-106 of the Uniform Commercial Code as in effect in the State of Nevada (the “UCC”) with respect to the Subject Securities. Pledgor hereby agrees that it will not grant “control” (within the meaning of such Section of the UCC) to any Person other than Secured Party with respect to the Subject Securities.

3.       Warranties; Further Assurances. Pledgor warrants to Secured Party that: (a) Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Subject Collateral owned by it free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; and (b) the pledge and delivery of the Subject Collateral owned by it pursuant to this Agreement will create a valid first priority, perfected security interest in such Subject Collateral in favor of Secured Party and its assigns, for the benefit of the Secured Party.

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So long as any of the Obligations shall be outstanding, Pledgor (i) shall not, except to the extent permitted under the Transactions Documents, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any Subject Securities pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Subject Collateral; (ii) hereby consents to the filing of such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the, same in all public offices reasonably deemed necessary or appropriate by Secured Party) and do such other acts and things, all as Secured Party may from time to time reasonably request, to establish and maintain a valid, first priority perfected security interest in the Subject Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Obligations; (iii) will execute and deliver to Secured Party such allonges, endorsements and similar documents relating to the Subject Collateral, satisfactory in form and substance to Secured Party, as Secured Party may reasonably request; (iv) will furnish Secured Party such information concerning the Subject Collateral as Secured Party may from time to time reasonably request in accordance with the Transaction Documents, and will permit Secured Party or any designee of Secured Party, from time to time and upon reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Pledgor which pertain to the Subject Collateral in accordance with the Transaction Documents, and will, upon request of Secured Party at any time when an Event of Default has occurred and is continuing, deliver to Secured Party copies of all such records and papers; and (v) represents and warrants that the Subject Collateral is not classified as, and agrees that it shall take no action to classify the Subject Collateral as, certified securities under the terms of Article 8 of the applicable Uniform Commercial Code.

4.       Certain Remedies After Event of Default. Upon at least five (5) Business Days’ prior written notice to Pledgor identifying the Event of Default and affording a reasonable opportunity to cure (to the extent such default is curable), Secured Party may, after the occurrence and during the continuance of such Event of Default and acting in a commercially reasonable manner, take all or any of the following actions to the extent permitted by law: (a) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Subject Collateral, (b) notify the parties obligated on any of the Subject Collateral to make payment directly to Secured Party of any amounts due or to become due thereunder, (c) endorse any checks, drafts or other writings in the name of Pledgor to allow collection of the Subject Collateral, (d) enforce collection of any of the Subject Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (e) take control of any proceeds of the Subject Collateral.

5.       Voting Rights, Distributions, etc. Notwithstanding any other provisions contained in this Agreement, so long as the Obligations remain outstanding, and so long as Secured Party has not given the notice referred to in Section 5(c) below:

(a)       Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and purchase or subscription rights (any exercise by Pledgor of such purchase or subscription rights may be made only from funds of Pledgor not comprising the Subject Collateral) only relating or pertaining to the Subject Collateral or any part thereof for any purpose; provided, that no vote shall be cast, right exercised or other action taken outside the ordinary course of business or with respect to the Subject Collateral which would in any respect be inconsistent with or result in any violation of any provision of the Transaction Documents.

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(b)       Pledgor shall be entitled to receive and retain any and all interest or cash distributions payable on or in respect of the Subject Collateral which are paid in cash if such interest or other cash distributions are not prohibited by the Transaction Documents, but all interest and cash distributions in respect of the Subject Collateral or any part thereof made in Subject Securities, whether resulting from a subdivision, combination or reclassification of Subject Collateral or any part thereof or received in exchange for Subject Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Person who issues a Subject Security may be a party or otherwise or as a result of any exercise of any purchase or subscription rights, shall be and become part of the Subject Collateral hereunder and, if received by Pledgor, shall be forthwith delivered to Secured Party in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

(c)       Upon written notice delivered to any Pledgor from Secured Party that an Event of Default exists, and at all times during the continuance of such Event of Default, all rights and powers which any Pledgor is entitled to exercise pursuant to this Section 5, and all rights of any Pledgor to receive and retain interest and cash distributions pursuant to Section 5(b) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in Secured Party which shall have, during the continuance of such Event of Default the sole and exclusive authority to exercise such rights and powers and to receive such dividends, interest or other distributions. Any and all money and other property paid over to or received by Secured Party pursuant to this Section 5(c) shall be retained by Secured Party as additional Subject Collateral hereunder and applied in accordance with the provisions of the Transaction Documents. Any distributions and other amounts which are received by any Pledgor contrary to the Transaction Documents shall be received in trust for the benefit of the Secured Party, shall be segregated from the other funds of Pledgor and shall be paid over to the Secured Party in the same form as so received (with any necessary endorsement requested by the Secured Party).

6.       Remedies. Whenever an Event of Default shall exist, Secured Party may exercise from time to time any rights and remedies available to it under the UCC or under the Transaction Documents or other applicable law. Without limiting the foregoing, whenever an Event of Default shall exist, Secured Party, to the extent necessary to satisfy the Obligations, (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, and acting in a commercially reasonable manner (i) sell any or all of the Subject Collateral, free of all rights and claims of any Pledgor therein and thereto, at any public or private sale and (ii) bid for and purchase any or all of the Subject Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of any Pledgor, to execute endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Subject Collateral. Except as set forth herein, Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by Secured Party of any of its rights and remedies during the continuance of an Event of Default. Any notification of intended disposition of any of the Subject Collateral shall be deemed reasonably and properly given if delivered to Pledgor at least ten (10) days before such disposition, including the time and place of any such public sale or other disposition. Any proceeds of any of the Subject Collateral shall be applied by Secured Party in accordance with the Security Agreement, including to the payment of reasonable expenses in connection with the Subject Collateral, including, without limitation, reasonable attorneys’ fees and legal expenses. After payment in full of all Obligations, any excess shall be delivered to Pledgor or as a court of competent jurisdiction shall direct.

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Secured Party is hereby authorized to comply with any limitation or restriction in connection with any sale of Subject Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law or (b) obtain any required approval of the sale or of the purchase by any governmental authority or official, and Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that Secured Party shall not be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Subject Collateral is sold in compliance with any such limitation or restriction. Pledgor waives any right it may now or hereafter have to require Secured Party to marshal any of the collateral from time to time securing the Obligations guaranteed by any Pledgor.

7.       Waiver of Transfer Restrictions. Pledgor and the Subsidiaries hereby consent to the terms and conditions contained in this Agreement and, to the transactions contemplated thereby.  Without limiting the foregoing, Pledgor and the Subsidiaries agree that they shall not grant any rights of first refusal, options to purchase or other conditions or restrictions affecting the transfer of any of the Subject Collateral and that upon Secured Party’s exercise of its rights and remedies under this Agreement, Secured Party, as purchaser at a foreclosure sale of the Subject Collateral or any such party’s designee shall be admitted as an owner of the Subsidiaries with all ownership rights accruing to it (including, without limitation, all rights to distributions and voting) without the need to obtain the consent of any owner or the Subsidiaries or to provide or comply with any right of first refusal or option to purchase with respect to any of the Subject Collateral in favor of any owner, the Subsidiaries or any other Person, notwithstanding anything in the governing documents of the Subsidiaries to which Pledgor is now or hereafter a party with respect to any of the Subject Collateral or otherwise to the contrary or in conflict thereof. Such waiver set forth in this Section 7 shall apply solely to transfers effected by Secured Party in connection with enforcement of its remedies following an Event of Default.

8.       Attorney in Fact. Pledgor hereby irrevocably appoints Secured Party as its limited attorney-in-fact in accordance with the powers granted in connection with this Agreement (without requiring Secured Party to act as such), with full power of substitution, which appointment as limited attorney-in-fact is irrevocable during the term of this Agreement, to take any action Secured Party deems necessary upon the occurrence and during the continuation of an Event of Default to perfect, protect and realize upon its lien and first priority security interest in the Subject Collateral, including the execution and delivery of any and all documents or instruments related to the Subject Collateral in Pledgor’s name, or otherwise to effect fully the purpose, terms and conditions of this Agreement and the other Transaction Documents, and said appointment shall create in Secured Party a power coupled with an interest.

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9.       General.

(a)       Secured Party shall exercise the same degree of care it customarily uses for similar collateral in its possession if it takes such action for that purpose as Pledgor shall request in writing, but failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Secured Party to preserve or protect any rights with respect to the Subject Collateral against prior parties, or to do any act with respect to preservation of the Subject Collateral not so requested by Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Subject Collateral.

(b)       No delay on the part of Secured Party in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by Secured Party and Pledgor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)       All obligations of Pledgor and all rights, powers and remedies of Secured Party expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Obligations or any security therefor.

(d)       This Agreement shall be binding upon Pledgor and Secured Party and their respective permitted successors and assigns in accordance with the Transaction Documents, and shall inure to the benefit of Pledgor and Secured Party and the permitted successors and assigns of Secured Party in accordance with the Transaction Documents.

10.       Governing Law; Jurisdiction; Service of Process; Venue.

(a)       THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

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(b)       BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)       EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 10. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

11.       (a) TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, PLEDGOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. PLEDGOR FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, PLEDGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY, INCLUDING SECURED PARTY’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. PLEDGOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO SECURED PARTY’S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS APPLICABLE.

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(b)       EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF PROCESS AND IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THE SECURITY AGREEMENT, NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

12.       Transaction Documents. Pledgor hereby agrees to be bound by any covenants stated to be binding upon them in the Transaction Documents and such covenants are hereby incorporated by reference as if fully set forth herein.

13.       Modification. This Agreement shall not be modified, supplemented, or terminated, nor any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.

14.       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Agreement even though all signatures do not appear on the same document. Receipt of an executed signature page to this Agreement by facsimile, attachment to an email or other electronic transmission shall constitute effective delivery thereof.

15.       Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

[Remainder of Page Intentionally Blank; Signatures on following page]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

Address for notices:	PLEDGOR:

1421 McCarthy Blvd.	TURNONGREEN, INC.,
Milpitas, CA 95035	a Nevada corporation
Attention: Amos Kohn
Email: akohn@turnongreen.com

With a copy to:	By:
	Name:	Amos Kohn
Hyperscale Data, Inc.	Title:	Chief Executive Officer
122 East 42nd Street, 50th Floor
Suite 5000
New York, NY 10168
Attention: Donte Bronaugh
Email: dbronaugh@ault.com

[Signature Page to Pledge Agreement]

Address for Notices:	SECURED PARTY:

120 Bloomingdale Road, Suite 105	SJC LENDING LLC
White Plains, NY 10605
Attention: Steven J. Caspi	By:
Email: steve@caspidevelopment.com	Name:	Steven J. Caspi
	Title:	Sole Member
With a copy to:
Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Kenneth Schlesinger
Email: KSchlesinger@olshanlaw.com

[Signature Page to Pledge Agreement]

ACKNOWLEDGMENT

The Subsidiaries hereby (i) acknowledge receipt of a copy of the foregoing Pledge Agreement, (ii) agrees to the terms of, the Pledge Agreement and to promptly to note on its books and records the security interests granted under such Pledge Agreement, (iii) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any of the Subject Collateral in the name of Secured Party or its nominee or the exercise of voting rights by Secured Party, and (iv) after written notice from Secured Party that an Event of Default has occurred and is continuing, agrees, that in acting upon the instructions of Secured Party, it will not require the further consent of, or seek further instruction from, any Pledgor at any time. The undersigned will not permit any Pledgor to opt into Article 8 of the applicable Uniform Commercial Code with respect to its Subject Securities without the express prior written consent of Secured Party.

Acknowledged and Agreed:

DiGITAL POWER CORPORATION,
a Delaware corporation

By:
Name:	Amos Kohn
Title:	Chief Executive Officer

TOG TECHNOLOGIES, INC.,
a Nevada corporation

By:
Name:	Amos Kohn
Title:	Chief Executive Officer

SCHEDULE I

SUBJECT SECURITIES

Name of Entity	Pledgor	Type of Capital Stock or Equity Interests	Percentage of Ownership
Digital Power Corporation	TurnOnGreen, Inc.	Common Stock	100%
TOG Technologies, Inc.	TurnOnGreen, Inc.	Common Stock	100%